Exhibit 10.5

JOINDER AGREEMENT AND AMENDMENT NO. 3 TO
REVOLVING CREDIT AGREEMENT
JOINDER AGREEMENT AND AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT, dated as of September 18, 2019 (this ‘‘Agreement”), by and among BDF ACQUISITION CORP., a Delaware corporation (the “Company” or the “Borrower Representative”), the other Credit Parties party hereto, ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”), the Lenders party hereto and the Incremental Revolving Loan Lenders (as defined below) party hereto.
RECITALS:
WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of February 12, 2014 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, including pursuant to Amendment No. 1 to Revolving Credit Agreement, dated as of June 17, 2016 and Amendment No. 2 to Revolving Credit Agreement, dated as of June 18, 2018, the “Existing Credit Agreement” and, as amended by this Agreement, the ‘‘Credit Agreement”), among BDF Intermediate, LLC, a Delaware limited liability company, the Company, the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the ‘‘Borrowers”), the lending institutions from time to time party thereto, the Administrative Agent and Royal Bank of Canada, as Collateral Agent and Letter of Credit Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower Representative has requested that the persons set forth on Schedule 1.1(b) hereto (the “Incremental Revolving Loan Lenders”) establish increases to the Revolving Credit Commitments (the “Incremental Revolving Credit Commitments”) under the Credit Agreement in an aggregate principal amount equal to $15,000,000;
WHEREAS, the Incremental Revolving Loan Lenders are willing to provide the Incremental Revolving Credit Commitments to the Borrowers on the Amendment No. 3 Effective Date (as defined below) on the terms set forth herein and in the Credit Agreement;
WHEREAS, the Incremental Revolving Credit Commitments shall constitute Revolving Credit Commitments under the Revolving Credit Facility. After giving effect to the Incremental Revolving Credit Commitments, the amount of the total Revolving Credit Commitments on the Amendment No. 3 Effective Date shall be $70,000,000; and
WHEREAS, the Administrative Agent and the Lenders party hereto (which Lenders constitution “Required Lenders” under the Existing Credit Agreement) are willing to waive the notice required by Section 2.14(a) of the Credit Agreement and make certain other amendments to the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    Incremental Revolving Credit Commitments.
(a)    On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 3 Effective Date, each Incremental Revolving Loan Lender hereby agrees to provide Incremental Revolving Credit Commitments in the amount set forth opposite its name on Schedule A hereto.
(b)    On the Amendment No. 3 Effective Date, subject to the conditions set forth herein, (i) each Incremental Revolving Credit Commitment shall be deemed for all purposes of the Credit Agreement to be a Revolving Credit Commitment, (ii) each Loan made under the Incremental Revolving Credit Commitments (an “Incremental Revolving Credit Loan”) shall be deemed, for all purposes, a Revolving Credit Loan and (iii) each Incremental Revolving Loan Lender shall be a Lender party to the Credit

Agreement and have the rights and obligations of a Lender thereunder and shall be an ”Incremental Revolving Loan Lender” and a “Lender” for all purposes of the Credit Agreement and the other Credit Documents.
(c)    On the Amendment No. 3 Effective Date, pursuant to Section 2.14(c) of the Credit Agreement, (i) each Lender (other than Incremental Revolving Loan Lenders, in their capacity as such) immediately prior to the increase in Revolving Credit Commitments provided by this Agreement will automatically and without further act be deemed to have assigned to each Incremental Revolving Loan Lender providing an Incremental Revolving Credit Commitment, and each such Incremental Revolving Loan Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to the Incremental Revolving Credit Commitments and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Lender (including each Incremental Revolving Loan Lender) will equal such Lender’s Revolving Credit Commitment Percentage and (ii) if, on the Amendment No. 3 Effective Date, there are any Revolving Credit Loans outstanding, the applicable Lenders immediately after effectiveness of such Incremental Revolving Credit Commitments shall be deemed to have purchased and assigned at par such amounts of the Revolving Credit Loans outstanding under the Credit Facilities at such time such that all of the Lenders effectively participate in each of the outstanding Revolving Credit Loans on a pro rata basis of their Revolving Credit Commitment Percentages immediately after giving effect to all such assignments. The minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
SECTION 2.    Amendments to Existing Credit Agreement. The Existing Credit Agreement is, subject to the satisfaction of the applicable conditions precedent set forth in Section 3 of this Agreement, hereby amended as follows:
(a)    Amendments to Section 1.01.
(i)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:
“Amendment No. 3” means that certain Joinder Agreement and Amendment No. 3 to this Agreement, dated as of September 18, 2019, among the Borrower, the other Credit Parties party thereto, the Administrative Agent, the Lenders party thereto and the Incremental Revolving Loan Lenders party thereto.
“Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.
(ii)    Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “Revolving Credit Commitment” to include a new sentence at the end thereof to read as follows:
“The aggregate Revolving Credit Commitments of all Lenders on the Amendment No. 3 Effective Date is $70,000,000.”
(b)    Schedule 1.1(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1(b) attached hereto.

(c)    Section 2.10 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end of clause (a) thereof as follows:
“Notwithstanding the foregoing, if the Administrative Agent (i) determines that the circumstances described in this clause (a) have arisen and such circumstances are unlikely to be temporary, (ii) determines that the circumstances described in this clause (a) have not arisen but the supervisor for the administrator of the LIBOR Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans or (iii) new syndicated loans have started to adopt a new benchmark interest rate as determined by the Administrative Agent with the consent of the Borrower Representative, then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement reasonably acceptable to the Borrower Representative and the Administrative Agent to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, provided that to the extent that the Administrative Agent determines that adoption of any portion of such market convention is not administratively feasible or that no market convention for the administration of such alternate rate of interest exists, the Administrative Agent shall administer such alternate rate of interest in a manner determined by the Administrative Agent with the con.sent of the Borrower Representative. Notwithstanding anything to the contrary, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. If a notice of an alternate rate of interest has been given and no such alternate rate of interest has been determined, and (x) the circumstances under clause (i) or (iii) above exist or (y) the specific date referred to in clause (ii) has occurred (as applicable), ABR shall apply without regard to clause (c) of the definition thereof. Provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”
SECTION 3.    Conditions to Effectiveness. The effectiveness of this Agreement and the Incremental Revolving Credit Commitments shall become effective on the first date (the “Amendment No. 3 Effective Date”) when each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms hereof:
(i)    the Administrative Agent shall have received counterparts to this Agreement from the Borrower, the other Credit Parties, Lenders constituting Required Lenders and each Incremental Revolving Loan Lender;
(ii)    the Administrative Agent shall have received certified copies of resolutions or other corporate action, incumbency certificates and/or other certificates of an Authorized Officer of the Borrower Representative as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement;
(iii)    the representations and warranties set forth in Section 8 of the Credit Agreement shall be true and correct in all material respects on and as of the date of such effectiveness; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;

(iv)    no Event of Default shall have occurred and be continuing or shall result upon giving effect to the Amendment No. 3 Effective Date;
(v)    the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the matters set forth in clauses (iii) and (iv) of this Section 3; and
(vi)    the Administrative Agent shall have received, for the account of each Incremental Revolving Loan Lender an upfront fee (the “Upfront Fee”) in an amount equal to 0.35% of such Incremental Revolving Loan Lender’s Incremental Revolving Credit Commitment after giving effect to this Agreement (it being understood that the Borrower shall have no obligation to pay the Upfront Fee if the Amendment No. 3 Effective Date does not occur).
SECTION 4.    Expenses. Each of the Credit Parties hereby reconfirms its respective obligations pursuant to Section 13.5 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement.
SECTION 5.    Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Existing Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.
SECTION 6.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 13.1 of the Credit Agreement.
SECTION 7.    Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Existing Credit Agreement as amended hereby and that this Agreement is a Credit Document and a Joinder Agreement. This Agreement shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Credit Documents continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.
SECTION 8.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
SECTION 10.    Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BDF ACQUISITION CORP., as Borrower and Borrower Representative

By:	/s/ Jeremy Aguilar
Name: Jeremy Aguilar
Title: Chief Financial Officer

BDF INTERMEDIATE, LLC, as Holdings

By:	/s/ Jeremy Aguilar
Name: Jeremy Aguilar
Title: Chief Financial Officer

BOB’S DISCOUNT FURNITURE, LLC, as a Guarantor

By:	/s/ Jeremy Aguilar
Name: Jeremy Aguilar
Title: Chief Financial Officer
Amendment No. 3 to Revolving Credit Agreement – Signature Page

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Helena Sadowski
Name: Helena Sadowski
Title: Manager, Agency
Amendment No. 3 to Revolving Credit Agreement – Signature Page

ROYAL BANK OF CANADA, as a Lender and an Incremental Revolving Loan Lender

By:	/s/ Farhan Lodhi
Name: Farhan Lodhi
Title: Authorized Signatory
Amendment No. 3 to Revolving Credit Agreement - Signature Page

UBS AG, STAMFORD BRANCH,
as a Lender and an Incremental Revolving Loan
Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director
Amendment No. 3 to Revolving Credit Agreement – Signature Page

Schedule A
Incremental Revolving Credit Commitments

Schedule 1.l(b)
Commitments of Lenders

EXHIBIT D
Incumbency.